UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 25, 2009
MICHAEL BAKER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-6627	25-0927646

(Commission File Number)	(IRS Employer Identification No.)

100 Airside Drive
Moon Township, Pennsylvania	15108

(Address of Principal Executive Offices)	(Zip Code)
(412) 269-6300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
On September 25, 2009, Michael Baker Corporation (the “Company”) and four of its subsidiaries (each a “Borrower” and collectively, the “Borrowers”) entered into a Second Amendment (the “Second Amendment”) to its First Amended and Restated Loan Agreement, dated as of September 17, 2004, as amended by the First Amendment to the First Amended and Restated Loan Agreement dated as of September 1, 2007 (the “First Amended and Restated Loan Agreement”), with Citizens Bank of Pennsylvania, administrative agent for the banks, PNC Bank, National Association and Fifth Third Bank.
The purpose of the Second Amendment was primarily to permit the Company to divest its energy services business.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION
By:	/s/ Michael J. Zugay
Michael J. Zugay
Executive Vice President and Chief Financial Officer

Date: October 1, 2009